EXHIBIT 10.19

Description of USF Corporation
2005 Annual Incentive Plan

OBJECTIVES

     The objective of the USF Corporation 2005 Annual Incentive Plan (the “Plan”) is to incentivize certain officers and employees of USF to achieve two goals: (1) to meet corporate goals for 2005 and (2) to promote cooperation and assistance between USF operating companies.

SUMMARY OF PLAN CHARACTERISTICS

     In order for any participant to earn a bonus under the plan, USF must meet a minimum “threshold” level of “operating income.”

     The calculation of “operating income” with respect to a specific individual may be determined by (a) the operating income of USF on a consolidated basis (the year-end operating income of all of USF’s business units after corporate overhead is applied but before taxes and interest), (b) the operating income of an individual business unit of USF to which such individual’s services are related or (c) a combination of (a) and (b).

     Each incentive goal has a minimum, target and maximum amount based on the position the individual holds.

     A summary of the applicable basis for determining “operating income” for purposes of the bonus and the maximum bonus (as a percentage of such person’s base salary) for certain officers of USF is provided on Annex A hereto.

ANNEX A

2005 Proposed Bonus Plan

Bonus Profiles and Incentive Allocations

			Maximum Bonus
			(as a % of
		Basis of Operating Income	Individual’s Base
Company	Position/Title	Determination (%)	Salary)
USF Corporation	CEO	USF Consolidated (100%)	150%

USF Corporation	CFO	USF Consolidated (100%)	100%

USF Corporation	SVP	USF Consolidated (100%)	80%

USF Corporation	VP	USF Consolidated (100%)	50%

USF Corporation	Director	USF Consolidated (100%)	25%

USF Corporation	Manager	USF Consolidated (100%)	12.5%

USF Corporation	Individual Contributor	USF Consolidated (100%)	5%

USF Holland	Business Unit President	Business Unit (60%)	100%
USF Reddaway		USF Consolidated (40%)
USF Glen Moore
USF Bestway
USF Dugan

USF Holland	VP	Business Unit (70%)	50% to 80%
USF Reddaway		USF Consolidated (30%)
USF Glen Moore
USF Bestway
USF Dugan

		Business Unit (80%)	100%
USF Logistics	Business Unit President	USF Consolidated (20%)

		Business Unit (80%)	50%
USF Logistics	VP	USF Consolidated (20%)